SOUND EQUITY INCOME ETF

Schedule of Investments at August 31, 2022 (Unaudited)

	Shares	Value
Common Stocks - 98.8%
Advertising - 4.2%
Omnicom Group, Inc.	12,416	$830,630

Apparel - 4.4%
Hanesbrands, Inc.	52,935	461,064
Carter's, Inc.	5,731	423,234
		884,298
Banks - 6.6%
First Horizon Corp.	26,528	600,063
M&T Bank Corp.	3,941	716,395
		1,316,458
Chemicals - 6.1%
Dow, Inc.	7,843	399,993
LyondellBasell Industries NV - Class A	9,922	823,526
		1,223,519
Commercial Services - 5.3%
H&R Block, Inc.	23,709	1,066,905

Computers - 3.3%
International Business Machines Corp.	5,140	660,233

Cosmetics & Personal Care - 2.1%
Unilever PLC - ADR	9,297	421,991

Diversified Financial Services - 3.1%
Franklin Resources, Inc.	24,163	629,929

Electric - 3.1%
Entergy Corp.	2,945	339,559
NorthWestern Corp.	5,378	284,926
		624,485
Healthcare - Products - 2.0%
Patterson Companies, Inc.	14,661	408,895

Housewares - 1.6%
Newell Brands, Inc.	18,290	326,476

Insurance - 5.9%
Principal Financial Group, Inc.	15,680	1,172,237

Office & Business Equipment - 2.1%
Xerox Holdings Corp.	25,774	428,364

Oil & Gas - 7.8%
TotalEnergies SE - ADR	11,972	604,706
Valero Energy Corp.	8,168	956,636
		1,561,342
Packaging & Containers - 4.4%
Greif, Inc. - Class B	13,507	881,602

Pharmaceuticals - 14.1%
AbbVie, Inc.	7,031	945,388
GSK PLC - ADR	17,761	576,877
Johnson & Johnson	2,720	438,845
Pfizer, Inc.	19,272	871,673
		2,832,783
Pipelines - 7.6%
Enbridge, Inc.	21,792	898,266
ONEOK, Inc.	10,267	628,649
		1,526,915
Retail - 5.4%
MSC Industrial Direct Co., Inc. - Class A	4,160	329,514
Walgreens Boots Alliance, Inc.	21,220	743,973
		1,073,487
Savings & Loans - 3.7%
New York Community Bancorp, Inc.	75,688	740,986

Telecommunications - 6.0%
AT&T, Inc.	31,826	558,228
Cisco Systems, Inc.	14,561	651,168
		1,209,396
Total Common Stocks
(Cost $19,878,658)		19,820,931

Short-Term Investments - 0.8%
Money Market Fund - 0.8%
First American Government Obligations Fund, Class X, 2.042% (1)	162,363	162,363
Total Short-Term Investments
(Cost $162,363)		162,363

Total Investments in Securities - 99.6%
(Cost $20,041,021)		19,983,294
Other Assets in Excess of Liabilities - 0.4%		83,068
Net Assets - 100.0%		$20,066,362

ADR	American Depositary Receipt
(1)	The rate shown is the annualized seven-day effective yield as of August 31, 2022.

Summary of Fair Value Exposure at August 31, 2022 (Unaudited)

The Sound Equity Income ETF (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2022:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$19,820,931	$–	$–	$19,820,931
Short-Term Investments	162,363	–	–	162,363
Total Investments in Securities	$19,983,294	$–	$–	$19,983,294

(1) See Schedule of Investments for industry breakout.